Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $17,905.76
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,499.46
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $513.58
- Mortality & Expense Charge****        $166.46
+ Hypothetical Rate of Return*****     ($188.65)
                                       ---------
=                                       $17,906  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $42.74
             2                  $42.75
             3                  $42.76
             4                  $42.77
             5                  $42.78
             6                  $42.79
             7                  $42.80
             8                  $42.82
             9                  $42.83
            10                  $42.84
            11                  $42.85
            12                  $42.86

            Total              $513.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($16.06)
             2             ($16.00)
             3             ($15.94)
             4             ($15.88)
             5             ($15.81)
             6             ($15.75)
             7             ($15.69)
             8             ($15.63)
             9             ($15.57)
            10             ($15.50)
            11             ($15.44)
            12             ($15.38)

         Total            ($188.65)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $17,905.76
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $14,780 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $21,518.09
                     = $300,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $16,898.55
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $508.17
- Mortality & Expense Charge****        $188.10
+ Hypothetical Rate of Return*****    $1,040.82
                                      ---------
=                                       $21,518  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $42.37
             2               $42.37
             3               $42.36
             4               $42.36
             5               $42.35
             6               $42.35
             7               $42.35
             8               $42.34
             9               $42.34
            10               $42.33
            11               $42.33
            12               $42.32

            Total           $508.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month           Interest
             -----           --------
             1                 $86.10
             2                 $86.21
             3                 $86.33
             4                 $86.44

             5                 $86.56
             6                 $86.67
             7                 $86.79
             8                 $86.91
             9                 $87.03
            10                 $87.14
            11                 $87.26
            12                 $87.38

            Total           $1,040.82

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,518.09
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $18,392  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $25,755.10
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $19,602.27
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $501.97
- Mortality & Expense Charge****        $212.48
+ Hypothetical Rate of Return*****    $2,592.28
                                      ---------
=                                       $25,755  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $41.96
             2               $41.94
             3               $41.91
             4               $41.89
             5               $41.87
             6               $41.84
             7               $41.82
             8               $41.80
             9               $41.77
            10               $41.75
            11               $41.72
            12               $41.70

            Total           $501.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $208.62
             2               $209.93
             3               $211.25
             4               $212.58
             5               $213.92
             6               $215.28
             7               $216.64
             8               $218.01
             9               $219.40
            10               $220.80
            11               $222.21
            12               $223.63

         Total             $2,592.28

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $25,755.10
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $22,629  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $15,958.30
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,992.46
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $987.91
- Mortality & Expense Charge****        $150.58
+ Hypothetical Rate of Return*****    ($170.66)
                                      ---------
=                                       $15,958  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             -----               ---
             1                $74.67
             2                $74.70
             3                $74.72
             4                $74.75
             5                $74.78
             6                $74.81
             7                $74.84
             8                $74.87

             9                $74.90
            10                $74.93
            11                $74.96
            12                $74.98

         Total               $897.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1              ($14.74)
             2              ($14.64)
             3              ($14.55)
             4              ($14.46)
             5              ($14.36)
             6              ($14.27)
             7              ($14.17)
             8              ($14.08)
             9              ($13.99)
            10              ($13.89)
            11              ($13.80)
            12              ($13.71)

         Total             ($170.66)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,958.30
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $12,832  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $19,279.64
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,210.39
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $979.24
- Mortality & Expense Charge****        $170.62
+ Hypothetical Rate of Return*****      $944.12
                                        -------
=                                       $19,280  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $74.08
             2               $74.08
             3               $74.09
             4               $74.09
             5               $74.10
             6               $74.10
             7               $74.11
             8               $74.11
             9               $74.12
            10               $74.12
            11               $74.12
            12               $74.13

         Total              $889.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $79.06
             2                $78.99
             3                $78.92
             4                $78.85
             5                $78.78
             6                $78.71
             7                $78.64
             8                $78.57
             9                $78.50
            10                $78.43
            11                $78.36
            12                $78.29

            Total            $944.12

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,279.64
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $16,154  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $23,185.41
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,715.24
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $969.27
- Mortality & Expense Charge****        $193.25
+ Hypothetical Rate of Return*****    $2,357.69
                                      ---------
=                                       $23,185  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $73.42
             2               $73.39
             3               $73.36
             4               $73.34
             5               $73.31
             6               $73.29
             7               $73.26
             8               $73.23
             9               $73.21
            10               $73.18
            11               $73.15
            12               $73.13

            Total           $879.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $191.76
             2               $192.60
             3               $193.44
             4               $194.28
             5               $195.14
             6               $196.00
             7               $196.87
             8               $197.74
             9               $198.62
            10               $199.51
            11               $200.41

            12               $201.32

            Total          $2,357.69

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,185.41
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $20,059  (rounded to the nearest dollar)